ACQUISITION OF NISHIWAKI FAB IN JAPAN (Schedule of Allocation of Assets Acquired and Liabilities Assumed) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Jun. 03, 2011 Nishiwaki Fab [Member]
Business Acquisition [Line Items]
Current assets		$ 25,783
Property, plant, and equipment, including real estate	145,559	145,559
Intangible assets	11,156	11,156
Other assets	2,900	2,900
Total assets as of acquisition date		185,398
Current liabilities		28,317
Long-term liabilities (mainly employees related termination benefits)		74,984
Total liabilities as of acquisition date		103,301
Net assets as of acquisition date	$ 82,097	$ 82,097